Exhibit 1.5

BRITISH COLUMBIA
BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of
British Columbia Registrar of Companies

CAROL PREST

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: June 23, 2020 03:39 PM Pacific Time

Incorporation Number: **C1254461**

Recognition Date and Time: Continued into British Columbia on June 23, 2020 03:39 PM Pacific Time

NOTICE OF ARTICLES

Name of Company:

NEW FOUND GOLD CORP.

REGISTERED OFFICE INFORMATION

Mailing Address:
SUITE 2600, THREE BENTALL CENTRE
595 BURRARD STREET, P.O. BOX 49314
VANCOUVER BC V7X 1L3
CANADA

Delivery Address:
SUITE 2600, THREE BENTALL CENTRE
595 BURRARD STREET, P.O. BOX 49314
VANCOUVER BC V7X 1L3
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
SUITE 2600, THREE BENTALL CENTRE
595 BURRARD STREET, P.O. BOX 49314
VANCOUVER BC V7X 1L3
CANADA

Delivery Address:
SUITE 2600, THREE BENTALL CENTRE
595 BURRARD STREET, P.O. BOX 49314
VANCOUVER BC V7X 1L3
CANADA

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DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Laviolette, Denis

Mailing Address:	Delivery Address:
69 YONGE STREET, SUITE 1010 TORONTO ON M5E 1K3 CANADA	69 YONGE STREET, SUITE 1010 TORONTO ON M5E 1K3 CANADA

Last Name, First Name, Middle Name:
Roberts, Craig A.

Mailing Address:	Delivery Address:
3023 BEACH DRIVE VICTORIA BC V8R 6L3 CANADA	3023 BEACH DRIVE VICTORIA BC V8R 6L3 CANADA

Last Name, First Name, Middle Name:
Kettell, Colin

Mailing Address:	Delivery Address:
700 WEST GEORGIA STREET, 25TH FLOOR VANCOUVER BC V7Y 1B3 CANADA	700 WEST GEORGIA STREET, 25TH FLOOR VANCOUVER BC V7Y 1B3 CANADA

Last Name, First Name, Middle Name:
Anderson, John

Mailing Address:	Delivery Address:
1111 MELVILLE STREET, SUITE 1100 VANCOUVER BC V6E 3V6 CANADA	1111 MELVILLE STREET, SUITE 1100 VANCOUVER BC V6E 3V6 CANADA

Last Name, First Name, Middle Name:
Hennigh, Quinton

Mailing Address:	Delivery Address:
901E 9TH AVENUE LONGMONT CO 80504 UNITED STATES	901E 9TH AVENUE LONGMONT CO 80504 UNITED STATES

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value Without Special Rights or Restrictions attached

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